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                                                                                                             Office Use Only: 02
(CUNA MUTUAL GROUP LOGO)
   CUNA Mutual Insurance Society
2000 Heritage Way - Waverly, IA 50677

             FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION

                                                                                   _____________________________________________
MEMBERS(R) Variable Annuity III                                                    CREDIT UNION NO. [ ] Check If Not Applicable.

REQUIRED

1.   ANNUITANT / OWNER Must be no older than age 85 on contract issue date. If annuitant is under age 18 (19 in NE & AL, 21 in MS) an owner must be named
     in Section 3a or 3b.                                                          Gender:         [ ] Male   [ ] Female
                                                                                   U.S. Citizen:   [ ] Yes    [ ] No
Name ___________________________________________________________________________
                First                    Middle                  Last
                                                                                   SSN ___ ___ ___ - ___ ___ - ___ ___ ___ ___
Address ________________________________________________________________________
                                                                                   Date of Birth ___ ___ ___ ___ ___ ___ ___ ___
Address ________________________________________________________________________                   Month    Day       Year

City _____________________________________ State _____________ ZIP _____________   Day Phone ___________________________________
                                                                                                     Including area code

OPTIONAL

2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A with Spouse
     Benefits in Sections 9 and 10. Must be no older than age 85 on the contract   Relationship to
     issue date and for b. & c. must be at least age 18 (19 in NE & AL, 21 in      Annuitant ___________________________________
     MS).
     [ ] A. CO-ANNUITANT Must be spouse of annuitant.
     [ ] B. CO-OWNER                                                               Gender:         [ ] Male   [ ] Female
     [ ] C. CO-ANNUITANT & CO-OWNER Must be spouse of annuitant.                   U.S. Citizen:   [ ] Yes    [ ] No

Name ___________________________________________________________________________   SSN ___ ___ ___ - ___ ___ - ___ ___ ___ ___
                First                    Middle                  Last
Address ________________________________________________________________________
                                                                                   Date of Birth ___ ___ ___ ___ ___ ___ ___ ___
Address ________________________________________________________________________                  Month    Day        Year

City _____________________________________ State _____________ ZIP _____________   Day Phone ___________________________________
                                                                                                    (Including area code)

OPTIONAL - COMPLETE ONLY ONE

3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner. Must be     Relationship to
     at least age 18 (19 in NE & AL, 21 in MS) and no older than age 85 on the     Annuitant ___________________________________
     contract issue date.

Name ___________________________________________________________________________   Gender:         [ ] Male   [ ] Female
                First                    Middle                  Last              U.S. Citizen:   [ ] Yes    [ ] No

                                                                                   SSN ___ ___ ___ - ___ ___ - ___ ___ ___ ___
Address ________________________________________________________________________
                                                                                   Date of Birth ___ ___ ___ ___ ___ ___ ___ ___
Address ________________________________________________________________________                  Month    Day        Year

City _____________________________________ State _____________ ZIP _____________   Day Phone ___________________________________
                                                                                                    (Including area code)

3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust __________________________________________________________________   SSN ___ ___ ___ - ___ ___ - ___ ___ ___ ___
                                                                                   or
ATTN ___________________________________________________________________________   EIN ___ ___ - ___ ___ ___ ___ ___ ___ ___

Address ________________________________________________________________________   Date of Trust ___ ___ ___ ___ ___ ___ ___ ___
                                                                                                  Month    Day        Year
City _____________________________________ State _____________ ZIP _____________

Trustee Name(s) ________________________________________________________________________________________________________________

3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union ___________________________________________________________   EIN ___ ___ - ___ ___ ___ ___ ___ ___ ___

ATTN ___________________________________________________________________________   _____________________________________________
                                                                                       Title of Authorized Officer signing in
Address ________________________________________________________________________                     Section 21.

City _____________________________________ State _____________ ZIP _____________

REQUIRED

4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company?   [ ] Yes   [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No If Yes: What Company? __________________________________________________________________________________

                                What Contract Number? __________________________________________________________________________
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VAAPP-2007                           Page 1               CBSI              1108

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REQUIRED

5.   PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________

Name of Trust __________________________________________________________________   Date of Trust _______________________________

Trustee name(s) ________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the
Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL

6.   CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant ________________________________
          First                    Middle                    Last
Address ___________________________________________________  City _____________________ State __________ ZIP ___________________

Name of Trust __________________________________________________________________   Date of Trust _______________________________

Trustee name(s) ________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL

7.   PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Insurance Society.
     My e-mail address is:

     Owner's e-mail address: ___________________________________________________________________________________________________

     Co-owner's (if any) e-mail address
     if different than the owner: ______________________________________________________________________________________________
                                           THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.

OPTIONAL

8.   TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization(Form CLS-56) for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

HOME OFFICE USE ONLY

9.   HOME OFFICE USE ONLY
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VAAPP-2007                           Page 2                                 CBSI
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REQUIRED

10.  PLAN OPTION AND PLAN TYPE Check one plan option and one plan type.

     [ ]  STANDARD                           [ ]  L-SHARE (Four-Year)                [ ]  PURCHASE PAYMENT CREDIT (Extra Credit)
          [ ]  Nonqualified                       [ ]  Nonqualified                       [ ]  Nonqualified
          [ ]  Traditional IRA                    [ ]  Traditional IRA                    [ ]  Traditional IRA
          [ ]  Roth IRA                           [ ]  Roth IRA                           [ ]  Roth IRA
          [ ]  SEP IRA                            [ ]  SEP IRA                            [ ]  SEP IRA
          [ ]  Beneficiary IRA                    [ ]  Beneficiary IRA                    [ ]  Beneficiary IRA
          [ ]  457(b)                             [ ]  457(b)                             [ ]  457(b)
          [ ]  457(f)                             [ ]  457(f)                             [ ]  457(f)

11.  INITIAL PURCHASE PAYMENT Enter initial purchase payment amount(s) in the row that corresponds with the plan type.

                   NON-1035 EXCH AMOUNT  1035 EXCHANGE AMOUNT
                   --------------------  --------------------
Nonqualified
(Min. Total First
Year: $5,000)      $___________________  $___________________

                     ROLLOVER AMOUNT        TRANSFER AMOUNT    CURRENT YR CONTRIBUTION  PRIOR YR CONTRIBUTION  CONVERSION AMOUNT
                   --------------------  --------------------  -----------------------  ---------------------  -----------------
                                                                                                               AMOUNT FROM
                                                                                                               TRADITIONAL IRA
Traditional IRA                                                                                                BEING CONVERTED
Roth IRA                                                            YEAR _____________     YEAR _____________  TO ROTH IRA
SEP IRA
(Min. Total First  $___________________  $___________________  $______________________  $____________________  $________________
Year: $2,000)

                     ROLLOVER AMOUNT        TRANSFER AMOUNT
                   --------------------  --------------------
Beneficiary IRA
(Also complete
forms CLS-520,                                                                 TOTAL INITIAL PURCHASE PAYMENT
CLS-521 &                                                                             $______________
CLS-381)                                                                    Total of dollar amounts in Section 11.
(Min. Total First
Year: $2,000)      $___________________  $___________________           MAKE CHECK PAYABLE TO CUNA MUTUAL INSURANCE SOCIETY.

                     NEW MONEY AMOUNT       TRANSFER AMOUNT     THE INITIAL PURCHASE PAYMENT APPLIED WILL BE EQUAL TO THE ACTUAL
                   --------------------  --------------------                    AMOUNT RECEIVED BY THE COMPANY.
Credit Unions
only:
457(b)
457(f)             $___________________ $____________________
(Min. Total First
Year: $2,000)

OPTIONAL

12.  FUTURE PURCHASE PAYMENTS Check only one billing type.

$____________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) Complete Section 13 - Future Payments.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) TSA plans, also complete
Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly [ ] Semiannually [ ] Annually

OPTIONAL

13.  AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize the Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $____________________

[ ]  FUTURE PAYMENTS: I authorize the Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
     Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

     Indicate the amount: $_________________ Indicate the _____________ (month) and ________ (day: 1-28 only) this should begin.
                              (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution ___________________________________________   Routing Number _____________________________________________

Address _________________________________________________________   Account Number _____________________________________________

City ___________________________________  State _________________   [ ] Share Draft/Checking (Attach blank voided check.)
                                                                    [ ] Share Account/Savings (Only available for accounts
Phone Number ____________________________________________________       accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner _______________________________________________________________
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VAAPP-2007                           Page 3                      CBSI
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OPTIONAL

14.  OPTIONAL LIVING BENEFITS - COMPLETE 14A OR 14B (NOT BOTH), THEN COMPLETE 14C OR 14D (NOT BOTH).

     14A. GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) (Principal Protectors)

          Available at an additional charge. Not available if Beneficiary IRA plan type in Section 10 is chosen.

               [ ]  7-Year GMAB Period Issues ages 0 - 85   OR   [ ]  10-Year GMAB Period Issues ages 0 - 85

     14B. GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) (Income Protectors)

          Available at an additional charge. Not available if Beneficiary IRA plan type in Section 10 is chosen. Check only one
          GLWB. (If co-annuitant or co-annuitant/co-owner is desired, the younger spouse must be named annuitant/owner in
          Section 1 and the older spouse must be named in Section 2.)

               [ ]  Income Now GLWB Issues ages 55 - 85     OR   [ ]  Income Later GLWB Issue ages 55 - 85

               [ ]  I ELECT THE AUTOMATIC STEP-UP OPTION Available with both GLWBs

                    Once elected, step-ups will occur on each rider anniversary. Step-ups may also be elected after contract issue.

REQUIRED WITH 14A AND 14B.

     14C. PURCHASE PAYMENT ALLOCATION CHOICES - REQUIRED WITH 14A AND 14B.

          SELECT ONE ALLOCATION FROM SECTION 14C OR CUSTOMIZE THE ALLOCATION IN SECTION 14D.

          INCOME NOW GLWB & INCOME LATER GLWB

               10 - YEAR GMAB PERIOD

                    7 - YEAR GMAB PERIOD

               [ ]  DCA 6 Month* }   SELECT ONE ALLOCATION BELOW TO ESTABLISH THE DCA TRANSFER PROGRAM.
               [ ]  DCA 1 Year*  }   OR, CUSTOMIZE THE DCA TRANSFER PROGRAM IN SECTION 14D.

               [ ]  Diversified Income Subaccount                               *    Automatic monthly transfers of equal
               [ ]  Conservative Allocation Subaccount                               amounts will begin 1 month after allocation
               [ ]  Conservative I-Model**                                           to the DCA fixed period. The transfers will
               [ ]  Conservative R-Model**                                           deplete the fixed amount at the end of the
               [ ]  Conservative C-Model**                                           fixed period. If a transfer date falls on a
                                                                                     weekend or holiday, the transfer will be
               [ ]  Conservative Moderate Blend**                                    made on the following valuation day. Any
                    (66% Conservative Allocation/34% Moderate Allocation)            future purchase payments will be
               [ ]  Conservative/Moderate I-Model**                                  automatically allocated according to the
               [ ]  Conservative/Moderate R-Model**                                  DCA Transfer Program selected, unless
               [ ]  Conservative/Moderate C-Model**                                  otherwise specified.

               [ ]  Moderate Allocation Subaccount                              **   All Models and Conservative Moderate Blend
               [ ]  Moderate I-Model**                                               automatically include Annual Portfolio
               [ ]  Moderate R-Model**                                               Rebalancing.
               [ ]  Moderate C-Model**

     14D. OR, CUSTOMIZE THE ALLOCATION BELOW: (Whole %; minimum 1% per subaccount; must total 100%)

          _____% Diversified Income Subaccount Available with 7-Yr GMAB, 10-Yr GMAB and both GLWBs

          _____% Conservative Allocation Subaccount Available with 7-Yr GMAB, 10-Yr GMAB and both GLWBs

          _____% Moderate Allocation Subaccount Available with both GLWBs

     WHEN A LIVING BENEFIT IS SELECTED, SKIP SECTION 18.

OPTIONAL

15.  SPOUSAL CONTINUATION Available at no additional charge. N/A if Beneficiary IRA, 457(b) or 457(f) plan type is chosen in
     Section 10.

     I understand this benefit will be added automatically if:

          a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

          b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5.
               (A contingent beneficiary(ies) may be named in Section 6)

     [ ]  I do NOT want Spousal Continuation

OPTIONAL

16.  OPTIONAL DEATH BENEFIT(S)  Available at an additional charge. Available only if the annuitant is age 75 or less on the contract issue date and none of the GLWB options were selected in Section 14b.

     APPLIES TO DEATH OF ANNUITANT:

     [ ]  Maximum Anniversary Death Benefit
     [ ]  3% Annual Guarantee Death Benefit
     [ ]  Earnings Enhanced Death Benefit Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected. Not available with Purchase Payment Credit plan option.

OPTIONAL

17.  OPTIONAL SPOUSE DEATH BENEFIT Available at an additional charge.

     [ ]  Spouse Beneficiary Death Benefit     Spouse Date of Birth __ __  __ __ __ __ __ __   [ ]  Male   [ ]  Female
                                                                    Month   Day     Year

     Available only if:   a.   Nonqualified plan type is chosen in Section 10;

                          b.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

                          c.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);

                          d.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5;
                               (A contingent beneficiary(ies) may be named in Section 6)

                          e.   The Earnings Enhanced Death Benefit is not applied for; and

                          f.   The annuitant/owner's spouse signs in Section 21.
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VAAPP-2007                           Page 4                      CBSI
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                       REQUIRED (EXCEPT WHEN USING SECTION 14) - COMPLETE 18A OR 18B.

18.  PURCHASE PAYMENT ALLOCATIONS - COMPLETE 18A OR 18B. SKIP IF USING LIVING BENEFIT SECTION 14.

     18A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Model Allocation selections automatically include Annual Portfolio
          Rebalancing.

          I-MODELS (INSTITUTIONAL)                         R-MODELS (RETAIL)                       C-MODELS (COMBINATION)

          [ ] Conservative                            [ ] Conservative                            [ ] Conservative
          [ ] Conservative/Moderate                   [ ] Conservative/Moderate                   [ ] Conservative/Moderate
          [ ] Moderate                                [ ] Moderate                                [ ] Moderate
          [ ] Moderate/Aggressive                     [ ] Moderate/Aggressive                     [ ] Moderate/Aggressive
          [ ] Aggressive                              [ ] Aggressive                              [ ] Aggressive

     18B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION
                   INVESTMENT OPTIONS                                                  DCA TRANSFER PROGRAM**

     (Whole %; minimum 1% per subaccount or fixed period;                              (Whole %; minimum 1% per subaccount)
     minimum:$1,000 per fixed period)
                                                                   6 Month   1 Year
     _____ % DCA 6 Month*    * Complete the DCA Transfer
                             Program section to the right.          _____     _____   % Conservative Allocation
                             ================>                      _____     _____   % Moderate Allocation
     _____ % DCA 1 Year*     If not completed, transfers            _____     _____   % Aggressive Allocation
                             will be automatically                  _____     _____   % Money Market
                             distributed to the Money               _____     _____   % Bond
                             Market subaccount.                     _____     _____   % High Income
                                                                    _____     _____   % Diversified Income
     _____ % Conservative Allocation                                _____     _____   % Large Cap Value
     _____ % Moderate Allocation                                    _____     _____   % Large Cap Growth
     _____ % Aggressive Allocation                                  _____     _____   % Mid Cap Value
     _____ % Money Market                                           _____     _____   % Mid Cap Growth
     _____ % Bond                                                   _____     _____   % Small Cap Value
     _____ % High Income                                            _____     _____   % Small Cap Growth
     _____ % Diversified Income                                     _____     _____   % Global Securities
     _____ % Large Cap Value                                        _____     _____   % International Stock
     _____ % Large Cap Growth                                       _____     _____   % PIMCO VIT Total Return
     _____ % Mid Cap Value                                          _____     _____   % PIMCO VIT Global Bond Unhedged
     _____ % Mid Cap Growth                                         _____     _____   % PIMCO VIT CommodityRealReturn
     _____ % Small Cap Value                                        _____     _____   % Franklin High Income IV
     _____ % Small Cap Growth                                       _____     _____   % Franklin Income Securities IV
     _____ % Global Securities                                      _____     _____   % Mutual Discovery Securities IV
     _____ % International Stock                                    _____     _____   % Oppenheimer Main Street/VA Svc
     _____ % PIMCO VIT Total Return                                 _____     _____   % Oppenheimer Main St Small Cap/VA Svc
     _____ % PIMCO VIT Global Bond Unhedged                         _____     _____   % Oppenheimer Intl Growth/VA Svc
     _____ % PIMCO VIT CommodityRealReturn                          _____     _____   % Van Kampen LIT Growth & Income
     _____ % Franklin High Income IV                                _____     _____   % Van Kampen LIT Mid Cap Growth
     _____ % Franklin Income Securities IV                          _____     _____   % AIM VI Global Real Estate
     _____ % Mutual Discovery Securities IV                          100%      100%   TOTAL
     _____ % Oppenheimer Main Street/VA Svc
     _____ % Oppenheimer Main St Small Cap/VA Svc
     _____ % Oppenheimer Intl Growth/VA Svc
     _____ % Van Kampen LIT Growth & Income
     _____ % Van Kampen LIT Mid Cap Growth
     _____ % AIM VI Global Real Estate
     100% TOTAL

     **   Automatic monthly transfers of equal amounts will begin 1 month after allocation to the DCA fixed period(s). The transfers will deplete the fixed amount(s) at the end of the fixed period(s). If a transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Any future purchase payments will be automatically allocated to the DCA 6 Month or DCA 1 Year selected, unless otherwise specified.
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VAAPP-2007                           Page 5               CBSI
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OPTIONAL - WITH 18B

19.  PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

         FREQUENCY                 VARIABLE ACCOUNT ALLOCATED                          REBALANCE ALLOCATION

 Check one:                  Check one:                          _____   % Conservative Allocation
                                                                 _____   % Moderate Allocation
[ ]  Quarterly               [ ] a. Transfer the value in my     _____   % Aggressive Allocation
                                    subaccounts in proportion    _____   % Money Market
[ ]  Semiannually                   to my purchase payment       _____   % Bond
                                    allocation schedule as       _____   % High Income
[ ]  Annually                       indicated in Section         _____   % Diversified Income
                                    18 b.                        _____   % Large Cap Value
If the frequency is not                                          _____   % Large Cap Growth
selected, transfers will     [ ] b. Transfer the value in my     _____   % Mid Cap Value
occur quarterly.                    subaccounts as indicated     _____   % Mid Cap Growth
                                    to the right. ===========>   _____   % Small Cap Value
                                                                 _____   % Small Cap Growth
                                                                 _____   % Global Securities
                                                                 _____   % International Stock
                                                                 _____   % PIMCO VIT Total Return
                                                                 _____   % PIMCO VIT Global Bond Unhedged
                                                                 _____   % PIMCO VIT CommodityRealReturn
                                                                 _____   % Franklin High Income IV
                             If neither is selected,             _____   % Franklin Income Securities IV
                             a. will apply.                      _____   % Mutual Discovery Securities IV
                                                                 _____   % Oppenheimer Main Street/VA Svc
                                                                 _____   % Oppenheimer Main St Small Cap/VA Svc
                                                                 _____   % Oppenheimer Intl Growth/VA Svc
                                                                 _____   % Van Kampen LIT Growth & Income
                                                                 _____   % Van Kampen LIT Mid Cap Growth
                                                                 _____   % AIM VI Global Real Estate

                                                                 =====  Whole %; minimum 1% per subaccount, must total 100% ====

OPTIONAL

20.  SPECIAL INSTRUCTIONS
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
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REQUIRED

21.  AGREEMENT

     -    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     -    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

     -    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

     -    I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

     -    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS
          FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT
          IN PRISON, DEPENDING ON STATE LAW.

     -    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

     [ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.    Signed at ______________________________    ______________________
                                                                                  City                            State

          I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
          GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


     ------------------------------------------------------   ------------------------------------------------------------------
            Signature of Annuitant/Owner            Date               Signature of Annuitant/Owner's Spouse               Date
             (Person Named in Section 1)                      (If Spouse Beneficiary Death Benefit selected in Section 16)


     ------------------------------------------------------   ------------------------------------------------------------------
         Signature of Co-Annuitant, Co-Owner, or    Date                        Signature of Owner                         Date
                  Co-Annuitant & Co-Owner                        (Person or Trustee(s) named in Section 3a or 3b -
                (Person Named in Section 2)                      Authorized Officer whose title is in Section 3c)

REQUIRED

22.  AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any other company?.................................................................................... [ ] Yes  [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?........... [ ] Yes  [ ] No

          If yes, I hereby confirm:

          (a)  Consideration has been given to product features, fees and charges.

          (b)  This replacement meets the Company's standards for replacement sales.

          (c)  All required documents have been completed in compliance with applicable state regulations.

          (d)  The following sales material was used: __________________________________________________________________________

               _________________________________________________________________________________________________________________

               If no sales materials used, check here: [ ]

     Compensation Option: [ ] 1  [ ] 2  [ ] 3  [ ] 4 If an Option is not selected or is incorrect, Option 1 will apply.
             (Standard and L-Share have options 1 - 4. Purchase Payment Credit has options 1 - 3.)

     _____________   _____________________________________________________      _____ _____ ____ _____ _____    ____ ____ _____
         Date             Signature of Agent/Registered Representative                    Rep ID                CBSI  Rep  ID

     If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if
     any), and any additional forms to:                     CUNA BROKERAGE SERVICES, INC.
                                                            2000 HERITAGE WAY
                                                            WAVERLY, IA 50677

     For other Broker/Dealers, follow their process and use their forms for suitability submission.
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VAAPP-2007                           Page 7               CBSI